UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2010

CareFusion Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34273	26-4123274
(Commission File Number)	(IRS Employer Identification Number)

3750 Torrey View Court, San Diego, California 92130

(Address of Principal Executive Offices, Including Zip Code)

(858) 617-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 5, 2010, CareFusion Corporation (the “Company”) issued a press release announcing that it has completed its offer to exchange any and all of its outstanding $250,000,000 aggregate principal amount of 4.125% Senior Notes due 2012, $450,000,000 aggregate principal amount of 5.125% Senior Notes due 2014, and $700,000,000 aggregate principal amount of 6.375% Senior Notes due 2019 originally issued on July 21, 2009 for new 4.125% Senior Notes due 2012, new 5.125% Senior Notes due 2014, and new 6.375% Senior Notes due 2019 that have been registered under the Securities Act of 1933, as amended. The Company’s press release, dated February 5, 2010, is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release dated February 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareFusion Corporation (Registrant)

Date: February 5, 2010	By:	/s/ Joan Stafslien
	Name:	Joan Stafslien
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release dated February 5, 2010.

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